UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2007

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Effective July 19, 2007, Harleysville Management Services, LLC on its own behalf and on behalf of Harleysville National Bank and Trust Company and Harleysville National Corporation (the “Corporation”) entered into a Separation Agreement and Mutual Release (“the Agreement”) with John W. Eisele dated June 15, 2007. The agreement is related to the termination of Mr. Eisele’s employment and supersedes the employment agreement that was dated September 27, 2004.  Mr. Eisele served as Executive Vice President of the Bank and Corporation and President of Millennium Wealth Management & Private Banking, a division of its wholly-owned subsidiary, Harleysville National Bank.

The material terms of the Agreement are summarized as follows:

1.	Mr Eisele shall receive as his severance an amount equal to his annual base salary minus all appropriate withholdings and/or deductions.
2.	Mr. Eisele will receive benefits through June 30, 2008 or an amount equal to 12 months of benefits.
3.	Mr. Eisele agrees to abide by the convenants not to compete in his Employment Agreement for the one-year period following the termination of his employment.
4.
Mr. Eisele agrees to release the Corporation and its affiliates and all other releasees identified in the Agreement, and the Corporation releases Mr. Eisele, from all claims and rights including but not limited to those arising from or based upon his employment or the termination of his employment and any related statute or law.

For further information, please refer to the copy of the Agreement filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1
Separation Agreement and Mutual Release Agreement between John Eisele, Harleysville Management Services, LLC, Harleysville National Bank and Trust Company and Harleysville National Corporation dated as of June 15, 2007 and effective as of July 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
(Registrant)

Dated: July 19, 2007	/s/ George S. Rapp
George S. Rapp
Executive Vice President, and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1
Separation Agreement and Mutual Release Agreement between John Eisele, Harleysville Management Services, LLC, Harleysville National Bank and Trust Company and Harleysville National Corporation dated as of June 15, 2007 and effective as of July 19, 2007.